Eaton Vance Tax Free Reserves

Supplement to
Prospectus dated May 1, 2010
and Summary Prospectus dated May 1, 2010

Effective immediately, Eaton Vance Tax Free Reserves will no longer offer checkwriting privileges for new accounts.
Effective after the close of business on November 12, 2010,
shares of Eaton Vance Tax Free Reserves will no longer be
available for purchase or exchange.

October 19, 2010	TFRPS